SUPPLEMENT DATED OCTOBER 17, 2016

 FIRST INVESTORS COVERED CALL STRATEGY FUND PROSPECTUS
DATED APRIL 1, 2016

In the “Shareholder Information” section, under the heading “Are sales charge discounts and waivers available for Class A shares? - B. Sales Charge Waivers and Discounts”, a new item 19 is added immediately after item 18:

19.  Until November 18, 2016, by a person who held Class A or Class C shares of the Ziegler FAMCO Covered Call Fund, a series of the Trust for Advised Portfolios, as of October 3, 2016.  To qualify to receive the sales charge waiver, notify your broker-dealer or your financial intermediary of your eligibility (or, if you purchase Fund shares directly through the Fund’s transfer agent, notify the Fund’s transfer agent).  If the Fund is not notified that a purchase is eligible for the sales charge waiver, you may not receive the sales charge waiver.  You may be asked to provide account records, statements or other information to prove your eligibility.

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Please retain this Supplement for future reference.
CCSP1016